AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT
            --------------------------------------------------------
                                       OF
                                       --
                             ALLEGIANCE CAPITAL, LLC
                             ------------------------

         This AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT (this "Agreement"), dated as of January 1, 1998, is entered into among the parties
 ---------
listed on the signature pages hereof.

                                    RECITALS
                                    --------

         A. Point West Capital Corporation, Michael W. McDermitt and Daniel M. Isard have previously entered into that certain Limited Liability Company Agreement of Allegiance Capital, LLC, dated as of September 5, 1997 (as amended or modified to the date hereof, the "Original Agreement"); and
                                     ------------------
         B. The parties to the Original Agreement desire to amend and restate the Original Agreement in its entirety on the terms and conditions contained herein;

         NOW, THEREFORE, in consideration of the mutual agreements contained herein, and for other good and valuable consideration (the receipt and adequacy of which are hereby acknowledged), the parties hereto, by this Agreement, set forth the limited liability company agreement for the Company under the laws of the State of Delaware.

                                    ARTICLE 1
                                    =========
              Certain Defined Terms; Certain Rules of Construction
              ====================================================

         1.1      Certain Defined Terms.  As used herein:
                  ---------------------

         "Act" means the Delaware  Limited  Liability  Company Act,  codified at
          ---
Delaware code Title 6, Sections 18.101 et seq.
                                       -- ---

         "Adjusted Capital Contribution" means, with respect to Point West as of
          -----------------------------
any date of determination, the Capital Contributions of Point West made pursuant to Section 3.1.1, increased by the amount of the Point West Primary Preferred
                    ---------
Return accrued thereon (computed without regard to the limits on allocation set forth in Section 6.1.2(a)), by the amount of the Point West Secondary Preferred Return accrued thereon (computed without regard to the limits on allocation set forth in Section 6.1.2(b), and by the amount of the Point West Tertiary Preferred Return accrued thereon (computed with regard to the limits on allocation set forth in Section 6.1.2(c)) and reduced by the cumulative amounts
                                              -------
distributed to Point West pursuant to Section 6.5.1.

         "Affiliate"  means,  as to any  Person,  any other  Person  directly or
          ---------
indirectly controlling, controlled by, or under common control with such Person. The term "control," as used in the immediately preceding sentence, means the
          -------
possession, whether direct or indirect, of the power to direct or cause the direction of the management and policies of another Person.

         "Agreement" has the meaning set forth in the introduction hereto.
          ---------

         "Approved Appraiser" has the meaning set forth in Section 7.6.1.
          ------------------

         "Bankruptcy"  means:  (a) the filing of an application by a Member for,
          ----------
or such Person's consent to, the appointment of a trustee, receiver, or custodian of such Person's assets; (b) the entry of an order for relief with respect to a Member in proceedings under the federal bankruptcy code, as amended or superseded from time to time; (c) the making by a Member of a general assignment for the benefit of creditors; (d) the entry of an order, judgment, or decree by any court of competent jurisdiction appointing a trustee, receiver, or custodian of the assets of a Member unless the proceedings and the Person appointed are dismissed within ninety (90) days; or (e) the failure by a Member generally to pay such Person's debts as such debts become due within the meaning of the federal bankruptcy code, as determined by the relevant bankruptcy court, or by the admission in writing of such Person's inability to pay such Person's debts as they become due.

         "Capital  Account" means,  as to any Member,  the capital account which
          ----------------
the Company establishes and maintains for such Member pursuant to Section 3.4.

         "Capital Contribution" means as to any Member, the total amount of cash
          --------------------
and the fair market value of property (including promissory notes or other obligations to contribute cash or property) contributed to the Company by such Member pursuant to Section 3.1 or 3.2.

         "Certificate" means the Certificate of Formation for the Company.
          -----------

         "Code" means the Internal Revenue Code of 1986 and any applicable
          ----
Regulations thereunder.

         "Company" has the meaning set forth in the recitals hereto.
          -------

         "Company   Minimum   Gain"  has  the  meaning   ascribed  to  the  term
          ------------------------
"Partnership Minimum Gain" in Regulations Section 1.704-2(d).

         "Dissolution  Event"  means,  with  respect  to any  Member,  one or
          ------------------
more of the following: the death, insanity, withdrawal, resignation, Bankruptcy, dissolution, or liquidation of any Member.

         "Fair Market Value" has the meaning set forth in Section 7.6.1.
          -----------------

         "Fiscal Year" means the Company's fiscal year, which is the calendar
          -----------
year.

         "Forfeiture  Event"  means the  disability,  voluntary  resignation  or
          -----------------
termination for cause of a Specified Member, as provided under the Isard Employment Agreement or the McDermitt Employment Agreement, as applicable.

         "Indemnified Person" has the meaning set forth in Section 10.1.
          ------------------
         "Initial  Financing Date" means the date of the first funding under the
          -----------------------
initial warehouse or
securitization facility of the Company.

         "Initial  Membership  Interest" means with respect to any Member,  such
          -----------------------------
Member's Membership Interest as of the effective date hereof.

         "Isard" means Daniel M. Isard, an individual.
          -----

         "Isard Employment  Agreement" means that certain Employment  Agreement,
          ---------------------------
dated as of September 5, 1997, between Isard and the Company.

         "Majority  Voting  Interest" means more than fifty percent (50%) of all
          --------------------------
Voting Interests.

         "Manager" has the meaning set forth in Section 5.1.2.
          -------

         "McDermitt" means Michael W. McDermitt, an individual.
          ---------

         "McDermitt   Employment   Agreement"  means  that  certain   Employment
          ----------------------------------
Agreement, dated as of September 5, 1997, between McDermitt and the Company.

         "Member"  means each Person who:  (a) is an initial  signatory  to thi
          ------
Agreement, has been admitted to the Company as a Member in accordance with the Certificate and this Agreement, or is an assignee who has been substituted as a Member in accordance with Article 7; and (b) is not the subject of a Dissolution Event.

         "Member Nonrecourse Debt" has the meaning ascribed to the term "Partner
          -----------------------
Nonrecourse Debt" in Regulations Section 1.704-2(b)(4).

         "Member Nonrecourse Deductions" means items of Company loss, deduction
          -----------------------------
or Code Section 705(a)(2)(B) expenditures which are attributable to Member Nonrecourse Debt.

         "Membership  Interest" means, as to any Member, the percentage interest
          --------------------
set forth opposite the name of such Member under the column "Member's Percentage Interest" on Schedule I attached hereto, as such percentage may be adjusted from
             ----------
time to time pursuant to the terms hereof.

         "Membership Interest Option" has the meaning set forth in Section 4.4.2
          --------------------------
(a).


         "Membership  Interest  Option  Date"  means  the  date  of a  Specified
          ----------------------------------
Member's timely and complete exercise of his Membership Interest Option in accordance with Section 4.4.2(b).

         "Membership Interest Option Period" means the period from and including the Initial Financing Date to and including the date that is three hundred ninety (390) days thereafter.

         "Net  Profits"  and  "Net  Losses"  means  the  income,   gain,   loss,
          ------------         ------------
deductions, and credits of the Company in the aggregate or separately stated, as appropriate, determined in accordance with the method of accounting used in the preparation of the Company's partnership tax return filed for federal income tax purposes.

         "Nonrecourse Liability" has the meaning set forth in Regulations
          ---------------------
Section 1.752-l(a)(2).

         "Option Condition" means the Company's financial  performance achievin
          ----------------
net income, calculated on a cash basis utilizing the principles used to calculate the items of income and expense set forth in the Company's Year 1 Projected Income Statement (a copy of which is attached hereto as Exhibit O-1),
                                                                   -----------
of at least $633,660 for the one year period ending on the first anniversary of the Initial Financing Date.

         "Person" means an individual, general partnership, limited partnership,
          ------
limited liability company, corporation, trust, estate, real estate investment trust, association, organization, including a government or political subdivision or an agency or instrumentality thereof, or any other entity.

         "Point West" means Point West Capital Corporation.
          ----------

         "Point West Primary Carryforwards" has the meaning set forth in Section
           --------------------------------
6.1.2(a).

         "Point West Primary Preferred Return" means, for any taxable year (or portion thereof) during the term hereof: (a) occurring prior to the Initial Financing Date, an amount equal to ninety-nine and one-half percent (99.50%) of all interest accruing to the Company during such period on all loans made by the Company that were outstanding during such period; and (b) occurring on or after the Initial Financing Date, an amount equal to the product of (i) the positive difference, if any, by which (A) the average outstanding daily amount of the Adjusted Capital Contribution during such period exceeds (B) Three Million Dollars ($3,000,000) and (ii) a per annum interest rate equal to the weighted average interest rate charged by the Company on all loans made by the Company that were outstanding during such period.

         "Point West Purchase Right" has the meaning set forth in Section 7.6.
          -------------------------
2.1.
         "Point West Secondary Carryforwards" has the meaning set forth in
          ----------------------------------
Section 6.1.2(b).

         "Point West Secondary Preferred Return" means, for any taxable year (or
          -------------------------------------
portion thereof) during the term hereof, an amount equal to a return of ten percent (10%) per annum, compounded monthly, on the amount of the Adjusted Capital Contribution as of the close of each month.

         "Point West Tertiary  Preferred Return" means, for any taxable year (or
          -------------------------------------
portion thereof) during the term hereof, an amount equal to a return of five percent (5%) per annum, compounded monthly, on the amount of the Adjusted Capital Contribution as of the close of each month.

         "Regulations"  means,  unless the context clearly indicates  otherwise,
          -----------
the federal income tax code regulations currently in force as final or temporary that have been issued by the U.S. Department of Treasury pursuant to its authority under the Code.

         "Securities Act" means the Securities Act of 1933.
          --------------

         "Specified  Member" means each of McDermitt and Isard;  provided  that,
          -----------------                                      --------
from and after the date
a Forfeiture  Event has occurred  with respect to either
such Person, such Person shall no longer constitute a "Specified Member."
                                                       ----------------

         "Specified Member Carryforwards" has the meaning set forth in Section
          ------------------------------
6.1.2(b).

         "Specified  Member  Return"  means,  for any  taxable  year (or portion
          -------------------------
thereof) during the term hereof occurring prior to the Initial Financing Date, an amount equal to one-half of one percent (0.5%) of all interest charged by the Company on all loans made by the Company that were outstanding during such period.

         "Specified Members' Purchase Right" has the meaning set forth in
          ---------------------------------
Section 7.6.2.2.

         "Threshold Date" means September 30, 1998.
          --------------

         "Trigger Event" has the meaning set forth in Section 7.6.2.2.
          -------------

         "Valuation  Date" means the date that is the fifth  anniversary  of the
          ---------------
Initial Financing Date; provided that, if such day is not a business day, then the "Valuation Date" shall be the next succeeding business day.
     --------------

         "Valuation  Period" means the period commencing on the date that is six
          -----------------
(6) months prior to the Valuation Date and ending on the date that is five (5) months prior to the Valuation Date.

         "Voting  Interest"  means:  (a) in the case of Isard, the lesser of (i)
          ----------------
2-1/2% and (ii) Isard's Membership Interest; (b) in the case of McDermitt, the lesser of (i) 2-1/2% and (ii) McDermitt's Membership Interest; and (c) in the case of Point West, the greater of (i) 95% and (ii) Point West's Membership Interest; provided that each Member's Voting Interest shall equal the same
           --------
percentage as its Membership Interest from and after the earlier of: (A) the consummation of an initial public offering for interests of the Company or (B) a sale, in accordance with Article 7, by Point West of all or any part of its interest in the Company to any party other than Isard or McDermitt.

         1.2 Certain Rules of Construction. References to the plural include the
             -----------------------------
singular and to the singular include the plural. References to any gender include any other gender. The part includes the whole. The term "including" is not limiting, and the term "or" has, except where otherwise indicated, the inclusive meaning represented by the phrase "and/or." The words "hereof," "herein," "hereby," and "hereunder," and any other similar words, refer to this Note as a whole and not to any particular provision of this Agreement. Section, subsection, clause, exhibit, and schedule references are to this Agreement unless otherwise indicated. Section, subsection, clause, exhibit, and schedule headings are for convenience of reference only, shall not constitute a part of this Agreement for any other purpose, and shall not affect the construction of this Agreement. Any reference to this Agreement or any other agreement, document, or instrument (including the Certificate) includes all permitted alterations, amendments, changes, extensions, modifications, renewals, or supplements thereto or thereof, as applicable. Any reference herein to the Code, the Regulations, the Act, the Corporations Code or other statutes or laws will include all amendments, modifications, or replacements of the specific sections and provisions concerned. Each exhibit and schedule attached hereto is incorporated herein by this reference.

                                    ARTICLE 2
                                    ----------
                           Organization of the Company
                           ---------------------------

         2.1  Formation.  Pursuant to the Act, the Members have formed a limited
              ----------
liability company under the laws of the State of Delaware by filing the Certificate with the Delaware Secretary of State and entering into this Agreement. The rights and liabilities of the Members shall be as provided in the Act, except as specifically modified by this Agreement. If the rights or obligations of any Member are different by reason of any provision of this Agreement than they would be in the absence of such provision, then this Agreement shall, to the extent permitted by the Act, control.

         2.2 Name.  The name of the Company shall be "Allegiance Capital, LLC."
             ----

         2.3 Term.  The term of this  Agreement  shall be  co-terminus  with the
             ----
period of duration of the Company provided in the Certificate, unless extended or sooner terminated as hereinafter provided.

         2.4 Office and Agent.  The  principal  executive  office of the Company
             ----------------
shall be located at 1700 Montgomery Street, Suite 250, San Francisco, CA 94111. The Manager may, from time to time, upon 30-days advance written notice to each Member, change the principal place of business of the Company or, without such notice, establish additional places of business of the Company. The registered agent shall be as stated in the Certificate or as otherwise determined by the Manager, and the Manager, may, from time to time, change the registered agent (or its office) through appropriate filings with the Delaware Secretary of State.

         2.5 Addresses of the Members and the Manager.  The respective addresses
             ----------------------------------------
for each Member and for the Manager are set forth on Schedule I attached hereto.
                                                     ----------

         2.6 Purpose of Company.  The purpose of the Company is to engage in any
             ------------------
lawful activity for which a limited liability company may be organized under the Act. Notwithstanding the foregoing, without the prior written consent of all of the Members, the Company shall not engage in any business other than (i) conducting a lending business focused on the death care industry, including originating, acquiring, holding, servicing and disposing of loans and other forms of financing for funeral homes, cemeteries and other businesses in the death care industry and (ii) other activities directly related to the foregoing business as may be necessary, advisable, or appropriate to further the foregoing business.

                                    ARTICLE 3
                                    ---------
                            Contributions to Capital
                            ------------------------

         3.1  Initial   Capital   Contributions.   Members  shall  make  initial
              ---------------------------------
contributions as follows and shall receive in exchange therefore the Membership Interest set forth opposite such Member's name on Schedule I attached hereto:

                  3.1.1    Initial Point West Contributions.  Point West shall
                           --------------------------------
contribute:

                           (a)  $50,000  at  the  time  of   execution  of  this
         Agreement and from time to time thereafter, as needed, up to an additional $450,000 to be used as working capital for the Company,

                           (b) approximately $1,500,000, as needed from time to time to support the warehousing and equity components of loans to be funded in connection with an initial securitization, and

                           (c) at Point West's discretion, after completion of an initial securitization by the Company, up to approximately $1,500,000 to be used to support the warehousing and equity components of a second securitization.

All such Capital Contributions shall be entitled to earn the Point West Secondary Preferred Return and the Point West Tertiary Preferred Return pursuant to the terms of this Agreement.

                  3.1.2 Initial Contributions by Isard and McDermitt.  Isard and
                        --------------------------------------------
McDermitt shall contribute to the Company all their interest in any agreements, rights, intellectual property, written presentations or other written or electronic materials previously developed or collected by them in respect of the business of the Company. It is agreed by the parties that such property will be deemed to have no value for purposes of Capital Account computations hereunder.

         3.2 Additional Contributions. If the Manager determines that additional
             ------------------------
funds are required or advisable for the operation of the business of the Company, it may request additional Capital Contributions from the Members. Such request shall be in writing and shall indicate the purpose, amount, timing and terms of the additional Capital Contributions being requested and such other information as the Members may reasonably request. All Members shall have the opportunity but not the obligation to participate in the making of such Capital Contributions on a pro rata basis in accordance with their Membership Interests. No Capital Contributions in addition to those provided for in Section 3.1 shall be accepted absent approval of the terms thereof by the Members holding 100% of the Voting Interests. Each Member's Capital Account shall be credited for such contribution in accordance with Section 3.4 and the Membership Interests, as reflected on Schedule I shall be adjusted, if and as agreed upon by the Members,
             ----------
to reflect the new relative Membership Interests of the Members. If the Members do not consent to the additional Capital Contributions proposed by the Manager, the Manager may lend or contribute capital to the Company on such terms as it deems appropriate; provided however, that the Members shall have a right of first refusal to cause the Company to obtain funds from another source on better terms, using procedures similar to those provided for in Section 7.6.

         3.3 Liability for Promised Contributions. A Member is obligated for any
             ------------------------------------
promise to make a Capital Contribution, even if the Member is unable to perform for any reason (including death or disability).

         3.4 Capital Accounts. The Company shall establish an individual Capital
             ----------------
Account for each Member. If a Member transfers all or a part of such Member's Membership Interest in accordance with this Agreement, then such Member's Capital Account attributable to the transferred Membership Interest shall carry over to the new owner of such Membership Interest pursuant to Regulations
Section 1.704-1(b)(2)(iv). Each Member's Capital Account shall equal the value of the Capital Contribution initially made by it pursuant to Section 3.1 and shall be (a) increased by the amount of (i) Net Profits allocated to the Member
             ---------
and (ii) any subsequent Capital Contributions by the Member to the Company in accordance with Section 3.2, and (b) decreased by the amount of (i) Net Losses
                                       ---------
allocated to the Member and (ii) all cash and property distributed to the Member. Each Capital Account shall otherwise be kept in accordance with the applicable Regulations promulgated under Section 704(b) of the Code. No Member has any obligation to restore, or make contributions to the Company to restore, a deficit balance in such Member's Capital Account.

         3.5 No Interest;  Return of Contributions.  No Member shall be entitled
             -----------
to receive any interest on such Member's Capital Contributions. Except as otherwise provided in this Agreement, no Member shall have the right to receive the return of any Capital Contribution or any withdrawal from the Company, except upon a dissolution of the Company.

         3.6 Organizational Costs. Upon receipt of reasonable documentation, the
             --------------------
Company shall reimburse each Member for its reasonable out-of-pocket expenses incurred on or after August 6, 1997 in connection with the organization of the Company or advanced with respect to the Company on or before the date of execution of this Agreement.

                                    ARTICLE 4
                                    ==========
                    Certain Rights and Liabilities of Members
                    ==========================================

         4.1 Limited Liability. Except as required under the Act or as expressly
             -----------------
set forth in this Agreement, no Member shall be personally liable for any debt, obligation, or liability of the Company, whether that liability or obligation arises in contract, tort, or otherwise.

         4.2 Admission of Additional Members. The Manager,  with the approval of
             -------------------------------
all of the Members, may admit additional members to the Company. Any additional Members shall obtain Membership Interests and will participate in the management, Net Profits, Net Losses, and distributions of the Company on such terms as are provided herein and as may be approved by the Members. Notwithstanding the foregoing, substitute members may only be admitted in accordance with Article 7.

         4.3  Withdrawals  or  Resignations.  Except as  otherwise  specifically
              ------------------------------
provided herein, no Member may withdraw or resign from the Company.

         4.4  Forfeiture or Reduction of Membership Interests; Membership
              ----------------------------------------------------------
Interest Option.
---------------
                  4.4.1   Forfeiture  or  Reduction  of  Membership   Interests.
                          -----------------------------------------------------
Notwithstanding anything to the contrary contained in Section 7.5:

                           (a) If the Initial Financing Date does not occur on or before the Threshold Date, then the Initial Membership Interests of each of the Specified Members shall automatically be forfeited on and as of such date. In the event of such forfeiture, the forfeited Membership Interest of such Persons shall automatically be allocated to Point West.

                           (b) If, on or prior to the Threshold Date, a Forfeiture Event occurs with respect to either or both of the Specified Members and the Initial Financing Date has not occurred, then the Initial Membership Interest of such Person(s) shall automatically be forfeited on and as of the date of the occurrence of such Forfeiture Event. In the event of such forfeiture, the forfeited Membership Interest of such Person shall automatically be allocated to the remaining Specified Member (if any) and Point West in the proportion that their respective Membership Interests bears to the sum of their Membership Interests.

                           (c) If the Initial Financing Date occurs on or before the Threshold Date, and, following the Initial Financing Date, a Forfeiture Event occurs with respect to a Specified Member, then:

                                    (i) (A) if such Forfeiture  Event relates to
                  McDermitt and occurs prior to the first anniversary of the Initial Financing Date, then McDermitt's Membership Interest shall automatically be reduced by that number of percentage points equal to the excess of (1) 15 over (2) the product of the length of time in quarters since the Initial Financing Date and 1.25; or (B) if such Forfeiture Event relates to McDermitt and occurs on or after the first anniversary of the Initial Financing Date, then McDermitt's Membership Interest shall automatically be reduced by that number of percentage points equal to the excess of (1) 10 over (2) the product of
                  (y) a fraction,  the  numerator of
                  which is the length of time in months since the first anniversary of the Initial Financing Date and the denominator of which is 48 and (z) ten (10).
                                   (ii) if such  Forfeiture  Event  relates  to
                  Isard, then Isard's Membership Interest shall automatically be reduced by that number of percentage points equal to the excess of (A) 20 over (B) the product of (1) a fraction, the numerator of which is the length of time in months since the Initial Financing Date and the denominator of which is sixty
                  (60) and (2) 20.

                           The amount by which either Specified Member's Membership Interest is reduced pursuant to this Section 4.4.1(c) shall automatically be allocated to the remaining Specified Member (if any) and Point West in the proportion that their respective Membership Interests bears to the sum of their Membership Interests.

                  4.4.2  Membership Interest  Option.  Notwithstanding  anything
                         ---------------------------
to the  contrary  contained  in Section 7.5:

                           (a) During the Membership Interest Option Period, but
         only so long as the Initial Financing Date shall have occurred and the Option Condition has been satisfied, each of the Specified Members shall have the option to acquire an additional 2.5% Membership Interest in the Company from Point West (each such Person's option, a "Membership Interest Option"); provided that if, on or prior to the
          ----------------------------     --------
         exercise by a Specified Member of such Person's Membership Interest Option, a Forfeiture Event has occurred with respect to such Person, then such Person shall not be entitled to exercise his Membership Interest Option and his Membership Interest Option shall automatically be transferred to the remaining Specified Member or if there is no remaining Specified Member, to Point West.

                           (b) Subject to Section 4.4.2(a), a Specified Member may exercise his Membership Interest Option solely by (i) providing written notice of such exercise to Point West during the Membership Interest Option Period and (ii) simultaneously paying Point West consideration in an amount equal to One Dollar ($1.00). If such written notice and payment are not timely delivered by a Specified Member to Point West, then such Specified Member's Membership Interest Option shall automatically terminate. If such written notice is timely delivered, then Point West and the Company shall take all steps that are reasonably necessary to effect, and reflect on the Company's books and records, the transfer of the appropriate amount of Point West's Membership Interest to such Specified Member (with respect to either Specified Member, the "Specified Membership Interest Amount"), such
                                ---------------------------------------
         transfer to be effective as of the Membership Interest Option Date.

                           (c) If, following the proper exercise by a Specified Member of such Person's Membership Interest Option, a Forfeiture Event occurs with respect to a Specified Person, then such Person's Specified Membership Interest Amount shall automatically be reduced to an amount equal to the product of (i) a fraction, the numerator of which is the length of time in months since the Initial Financing Date and the denominator of which is the length of time in months between the Initial Financing Date and the Valuation Date and (ii) his Specified Membership Interest Amount.

                           (d) The amount by which either Specified Member's Specified Membership Interest Amount is reduced pursuant to Section 4.4.2(c) shall automatically be allocated to the remaining Specified Member (if applicable) and Point West in the proportion that their respective Membership Interests bears to the sum of their Membership Interests.

                  4.4.3 Adjustment of Capital Accounts.  The Capital Accounts of
                  ------------------------------------
all Members shall be adjusted in accordance with Section 3.4 to reflect the transfers effected in accordance with Sections 4.4.1 or 4.4.2.

         4.5  Repurchase  of a  Membership  Interest.  Upon  the  transfer  of a
              --------------------------------------
Member's Membership Interest in violation of this Agreement or the occurrence of a Dissolution Event as to a Member that does not result in the dissolution of the Company, such Member's Voting Interest shall terminate and the Company shall have the right to purchase the Membership Interest of such Member at the fair value of such interest, and if the Company does not exercise such right to purchase the remaining Members shall have such right on the same terms. Failure to exercise such right of purchase shall not limit any right of first refusal otherwise available under this Agreement. Each Member acknowledges and agrees that this provision is not unreasonable under the circumstances existing as of the date hereof.

         4.6  Transactions  with  the  Company.   Notwithstanding  that  it  may
              --------------------------------
constitute a conflict of interest, any Member, or any of such Member's Affiliates, may engage in any transaction with the Company (including making loans or causing loans to be made to the Company) so long as: (a) such transaction is not expressly prohibited by this Agreement; (b) the terms and conditions of such transaction, on an overall basis, are fair and reasonable to the Company and are at least as favorable to the Company as those that are generally available from Persons, not Members (or their Affiliates), dealing with the Company on an arms-length basis; (c) the nature of such transaction is fully disclosed to the Manager; and (d) any such transaction that involves a contract for services is approved by Members holding 100% of the Voting Interests and not otherwise the subject of Section 4.5.

         4.7 Remuneration to Members.  Except as otherwise specifically provided
             -----------------------
herein, no Member is entitled to remuneration for acting in the Company business, subject to the entitlement of Members winding up the affairs of the Company to reasonable compensation pursuant to Section 9.3.

         4.8 Members Are Not Agents.  The management of the Company is vested in
             ----------------------
the Manager. The Members shall have no power to participate in the management of the Company except as expressly authorized by this Agreement or the Certificate and except as expressly required by the Act. Unless expressly and duly authorized in writing to do so by the Manager, no Member shall have any power or authority to bind or act on behalf of the Company in any way (as agent or otherwise).

         4.9 Voting Rights.  Except as otherwise  specifically  provided herein,
             -------------
Members shall have no voting, approval, or consent rights. A Member may vote either in person or by written proxy or consent signed by the Member or such Members duly authorized attorney-in-fact. Members shall have the right to approve or disapprove matters as specifically stated in this Agreement, including the following:

                  4.9.1 Unanimous Approval.  The following matters shall require
                        ------------------
the vote, approval or consent of Members holding 100% of the Voting Interests and who are not otherwise the subject Section 4.5: (a) a decision to continue the business of the Company after the occurrence of a Dissolution Event;

(b) the transfer of a Membership Interest except as permitted in Article 7 or the admission of an assignee as a substitute Member of the Company; (c) a change in the purpose of the Company other than as provided in Section 2.6; (d) the admission of a new member to the Company; (e) the merger or consolidation of the Company or a sale of substantially all of its assets that is coupled with the granting of a noncompete; (f) any amendment of the Certificate or this Agreement that could have a material adverse effect on the economic interests of a Member;
(g) a decision to compromise the obligation of a Member to make a Capital Contribution or return money or property paid or distributed in violation of the Act; (h) the declaration or making of any payment or distribution not contemplated by Article 6; or (i) any other matter for which unanimous consent is specifically provided for in this Agreement.

                  4.9.2 Approval by Point West and Members.  Except as set forth
                        ----------------------------------
in Section 4.9.1(f), no amendment of Sections 4.4, 7.6.1 and 7.6.2 may be made without the approval or consent of Point West and the other Members.

                  4.9.3 Approval by Members Holding a Majority Voting  Interest.
                        -------------------------------------------------------
Except as set forth in Sections 4.9.1 and 4.9.2, in all other matters in which a vote, approval or consent of the Members is required, the vote, consent, or approval of Members holding a Majority Voting Interest (or, in instances in which there are defaulting or interested members, non-defaulting or disinterested Members, as applicable, who hold a majority of the Voting Interests held by all non-defaulting or disinterested, as applicable, Members) shall be sufficient to authorize or approve such act. Without limiting the generality of the foregoing or any other provision to the contrary, but subject to Sections 4.9.1 and 4.9.2, the affirmative vote or written consent of Members holding a Majority Voting Interest shall be required to approve the following matters (provided that the Members shall not vote for or consent to any such action if prohibited under any contract or agreement to which the Company is a party): (a) the dissolution or winding up of the Company; (b) the sale, exchange, mortgage, pledge, encumbrance, lease or other disposition or transfer of all or substantially all of the assets of the Company that is not coupled with the granting of a noncompete; or (c) the declaration or payment of any payment or distribution contemplated by Article 6. Prior to taking any action taken pursuant to an affirmative vote under subsections (a) or (b) above, the dissenting Members shall have the right to propose, within thirty (30) days of such vote, a more economically advantageous alternative to the proposed action. If such a proposal is made, the Members shall hold a meeting in accordance with
Section 4.10 to discuss and vote on it.

         4.10     Meetings.
                  --------

                  4.10.1 Meetings of Members. Meetings of Members for any proper
                         -------------------
purpose may be called at any time and from time to time by any Member. Members may participate in any meeting through the use of a conference telephone or similar communications equipment by means of which all individuals participating in the meeting can hear each other, and such participation shall constitute presence in person at the meeting. The Company shall give written notice of the date, time, place and purpose of any meeting to all Members at least ten (10) days and not more than sixty (60) days prior to the date fixed for the meeting. Notice may be waived by any Member, which waiver will be in writing.

                  4.10.2 Consent of Members. Any action required or permitted to
                         ------------------
be taken at any annual or special meeting of Members may be taken by a written consent without a meeting, without prior notice and without a vote. The written consent shall set forth the action so taken and shall be signed by Members having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all Members entitled to vote thereon were present and voting. Prompt notice of the taking of action by written consent shall be given to all Members who did not sign the written consent.

                                    ARTICLE 5
                                    =========
                      Management and Control of the Company
                      =====================================

         5.1      Management of the Company by the Manager.
                  ----------------------------------------

                  5.1.1  Exclusive   Management  by  the  Manager.   Except  for
                         ----------------------------------------
situations in which the approval of the Members is expressly required by the Certificate or this Agreement, the business, property, and affairs of the Company shall be managed exclusively by, or under the authority of, the Manager. The Manager may, from time to time, appoint Persons to act on behalf of the Company and may hire employees and agents and appoint officers to perform such functions as from time to time shall be delegated to such employees, agents, and officers by the Manager. The Manager may, from time to time, determine the compensation of any employees, agents, or officers of the Company or may delegate some or all compensation decisions to officers or employees of the Company. Pursuant and subject to the terms and conditions of the McDermitt Employment Agreement, the Manager hereby appoints McDermitt as the initial President of the Company. Pursuant and subject to the terms and conditions of the Isard Employment Agreement, the Manager hereby appoints Isard as the initial Vice President of Marketing of the Company.

                  5.1.2  Initial  Manager;  Term.  The initial  Manager shall be
                         ----------------
Point West. The Manager shall hold office until the effective date of the earlier of its resignation or removal hereunder. Any new or replacement Manager shall be elected by the affirmative vote or written consent of Members holding 100% of the Voting Interest, which consent shall not be unreasonably withheld. The Manager need not be a Member, an individual, a resident of the State of Delaware, or a citizen of the United States.

                  5.1.3  Resignation.  The  Manager  may  resign  at any time by
                         -----------
giving written notice to the Members without prejudice to the rights, if any, of the Company under any contract to which the Manager is a party; provided that,
                                                                 --------
if the Manager is also a Member, then the Manager's resignation shall not affect the Manager's rights as a Member or constitute a withdrawal of such Member and provided, further, unless the Manager cannot act as a matter of law, no such
--------  -------
resignation shall be effective until a replacement manager has been appointed. The Manager shall immediately tender its resignation upon any transfer for value (other than by way of general encumbrance, pledge, lien or the like or pursuant to Section 7.4) and upon any admission of a substitute Member as to all or substantially all of its Membership Interest (other than pursuant to Section 7.4).

                  5.1.4  Removal.  The  Manager  may be removed  with or without
                         -------
cause by the affirmative vote of Members holding a Majority Voting Interest; provided that, if the Manager is also a Member, then such removal shall not
--------
affect the Manager's rights as a Member or constitute a withdrawal of such Member and provided, further, unless the Manager cannot act as a matter of law,
           --------   -------
no such removal shall be effective until a replacement manager has been appointed.

                  5.15 Standard of Operations.  The Manager shall, to the extent
                       ----------------------
practicable, consistent with its responsibilities and those of the Company under this Agreement, and adhering to professional lending and credit standards, manage the Company with a view towards maximizing the monetary value to the Members (taken as a whole) of the Company as an operating entity independent from its Members. Notwithstanding the foregoing, if the Manager is also a Member, nothing in this provision shall be construed so as to impose an economic obligation on such Member other than that imposed on Members generally under this Agreement.

                  5.16 Executive Committee.  Prior to taking actions material to
                       -------------------
the operations of the Company, the Manager shall consult with an Executive Committee which shall be comprised of Isard, McDermitt, Alan Perper, Brad Rotter and Ward Rotter and shall make non-binding recommendations.

         5.2 Performance of Duties:  Liability of the Manager. The Manager shall
             ------------------------------------------------
carry out its duties hereunder in good faith and with reasonable care. Subject to the foregoing, the Manager shall not be liable to the Company or to any Member for any loss or damage sustained by the Company or any Member, unless the loss or damage shall have been the result of fraud, deceit, gross negligence, willful or reckless misconduct, or a knowing violation of law by the Manager. In performing its duties, the Manager shall be entitled to rely on information, opinions, reports, or statements, including financial statements and other financial data, from officers, agents, attorneys, accountants, or other Persons employed by the Company or the Manager, unless it has knowledge concerning the matter in question that would cause such reliance to be unwarranted.

         5.3 Devotion of Time. The Manager is not obligated to devote all of its
             ----------------
time or business efforts to the affairs of the Company. The Manager shall devote whatever time, effort, and skill as it reasonably deems appropriate for the operation of the Company.

         5.4  Competing  Activities.  While acting as Manager of the Company and
              ---------------------
for 18 months thereafter, the Manager and its officers, directors, shareholders, partners, members, managers, agents, employees, and Affiliates shall not engage or invest in, independently or with others, any business activity of any type or description that might be the same as or similar to the Company's business as described in the second sentence of Section 2.6 and that might be in direct or indirect competition with the Company. Notwithstanding the foregoing, no activity involving any of the following shall be deemed to be in competition with the business of the Company: (i) the origination, acquisition, holding or disposition of viatical settlements, (ii) the acquisition, holding or disposition of debt or equity securities of any public company or investment vehicle, or (iii) any transactions or programs directly by the Manager or indirectly through a debtor of the Manager involving the extension of credit of any type which transactions or programs do not describe or promote activities that are the same as or in competition with the Company's business as described in the second sentence of Section 2.6. The Members acknowledge that the Manager and its Affiliates own or manage other businesses, including businesses that may compete with the Company for the Manager's time. Except as provided in Section
5.3 and this Section, the Members hereby waive any and all rights and claims which they may otherwise have against the Manager and its officers, directors, shareholders, partners, members, managers, agents, employees, and Affiliates as a result of any of such activities.

         5.5 Transactions  between the Company and the Manager.  Notwithstanding
             -------------------------------------------------
that it may constitute a conflict of interest, the Manager may, and may cause its Affiliates to, engage in any transaction (including the purchase, sale, lease, or exchange of any property or the rendering of any service, or the establishment of any salary, other compensation, or other terms of employment) with the Company so long as: (a) such transaction is not expressly prohibited by this Agreement; and (b) the terms and conditions of such transaction, on an overall basis, are (i) fair and reasonable to the Company and are at least as favorable to the Company as those that are generally available from Persons capable of similarly performing them and in similar transactions between parties operating at arm's length and

(ii) approved in writing by more than fifty percent (50%) of the Membership Interests of Members having no interest in such transaction (other than their interests as Members), which consent shall not be unreasonably withheld.

         5.6 Payments to the Manager.  The Manager  shall not be entitled to any
             -----------------------
compensation for its services as Manager, but shall be reimbursed by the Company for any reasonable out-of-pocket expenses incurred by the Manager on behalf of the Company.

         5.7 Limited Liability of the Manager.  Except as required under the Act
             --------------------------------
or as expressly set forth in this Agreement, no Person who is a Manager shall be personally liable under any judgment of a court, or in any other manner, for any debt, obligation, or liability of the Company, whether that liability or obligation arises in contract, tort, or otherwise.

                                    ARTICLE 6
                                    =========
            Allocations of Net Profits, Net Losses and Distributions
            ========================================================

         6.1      Allocations of Net Profit and Net Loss.
                  --------------------------------------

                  6.1.1  Net  Loss.  Net  Loss for each  taxable  year  shall be
                         ---------
allocated as follows:

                           (a) First, to the Members in accordance with their respective Membership Interests until the cumulative amount of Net Losses allocated to the Members pursuant to this Section 6.1.1(a) equals the cumulative amount of Net Profits allocated to the Members pursuant to Section 6.1.2(e);

                           (b) Second, to Point West until the cumulative amount of Net Losses allocated to Point West pursuant to this Section 6.1.1(b) equals the sum of the cumulative amount of Net Profits allocated to it pursuant to Section 6.1.2(a), (b) and (c) plus its Capital
         Contributions included for purposes of the Adjusted Capital Contribution; and

                           (c) Third,  to the Members in  accordance  with their
respective Membership Interests.

         Notwithstanding the foregoing, loss allocations to a Member shall be made only to the extent that such loss allocations will not create a deficit Capital Account balance for that Member in excess of an amount, if any, equal to such Member's share of Company Minimum Gain that would be realized on a foreclosure of the Company's property. Any loss not allocated to a Member because of the foregoing provision shall be allocated to the other Members (to the extent the other Members are not limited in respect of the allocation of losses under this Section 6.1.1). Any loss reallocated under this Section 6.1.1 shall be taken into account in computing subsequent allocations of income and losses pursuant to this Article 6, so that the net amount of any item so allocated and the income and losses allocated to each Member pursuant to this
Article 6, to the extent possible, shall be equal to the net amount that would have been allocated to each such Member pursuant to this Article 6 if no reallocation of losses had occurred under this Section 6.1.1.

                  6.1.2    Net Profit.  Net Profit of the  Company  for each
                           ----------
taxable  year shall be  allocated  as  follows:

                           (a) First, pro rata, (i) to Point West in an amount equal to the sum of the Point West Primary Preferred Return plus any Point West Primary Carryforwards; provided that, if the Company does
                                             --------
         not have sufficient Net Profits in a given year to make such allocation in full, then any shortfall (the "Point West Primary Carryforwards")
                                        --------------------------------------
         shall be carried forward indefinitely to the next taxable year or years in which Net Profits are sufficient to make such allocation and (ii) to the Specified Members (according to their Membership Interests) in an aggregate amount equal to the sum of the Specified Member Return plus any Specified Member Carryforwards; provided that, if the Company does
                                              --------
         not have sufficient Net Profits in a given year to make such allocation in full, then any shortfall (the "Specified Member Carryforwards")
                                              --------------------------------
         shall be carried forward indefinitely to the next taxable year or years in which Net Profits are sufficient to make such allocation;

                           (b) Second, to Point West in an amount equal to the sum of the Point West Secondary Preferred Return plus any Point West Secondary Carryforwards; provided that, if the Company does not have
                                    --------
         sufficient Net Profits in a given year to make such allocation in full, then any shortfall (the "Point West Secondary Carryforwards") shall be
                                  -----------------------------------
         carried forward indefinitely to the next taxable year or years in which Net Profits are sufficient to make such allocation;

                           (c) Third, to Point West in an amount equal to the Point West Tertiary Preferred Return; provided that, if the Company
                                                  --------
         does not have sufficient Net Profits in a given year to make such allocation, then any shortfall shall not be carried forward;

                           (d) Fourth, to Point West to the extent of any Net Losses allocated to Point West pursuant to Section 6.1.1(b); and

                           (e) Fifth,  to the Members in  accordance  with their
respective Membership Interests.

         6.2      Special Allocations.
                  -------------------

                  6.2.1 Minimum Gain Chargeback. Notwithstanding Section 6.1, if
                        -----------------------
there is a net decrease in Company Minimum Gain during any Fiscal Year, each Member shall be specially allocated items of Company income and gain for such Fiscal Year (and, if necessary, in subsequent fiscal years) in an amount equal to the portion of such Member's share of the net decrease in Company Minimum Gain that is determined in accordance with Regulations Section 1.704-2(g)(2). This Section 6.2.1 is intended to comply with the minimum gain chargeback requirement contained in Regulations Section 1.704-2(f) and shall be interpreted consistently therewith.

                  6.2.2  Chargeback  of  Minimum  Gain  Attributable  to  Member
                         -------------------------------------------------------
Nonrecourse Debt.  Notwithstanding  Section 6.1 of this Agreement, if there is a
----------------
net decrease in Company Minimum Gain attributable to a Member Nonrecourse Debt, during any Fiscal Year, each Member who has a share of the Company Minimum Gain attributable to such Member Nonrecourse Debt shall be specially allocated items of Company income and gain for such Fiscal Year (and, if necessary, in subsequent Fiscal Years) in an amount equal to that portion of such Member's share of the net decrease in Company Minimum Gain attributable to such Member Nonrecourse Debt. A Member's share of net decrease in Company Minimum Gain attributable to each Member Nonrecourse Debt shall be determined pursuant to Regulations Section 1.702-2(g)(2). This Section 6.2.2 is intended to comply with the minimum gain chargeback requirement contained in Regulations Section 1.704-2(i)(4) and shall be interpreted consistently therewith.

                  6.2.3 Nonrecourse Deductions. Notwithstanding Section 6.1, any
                        ----------------------
nonrecourse deductions (as defined in Regulations Section 1.704-2(b)(1)) for any Fiscal Year or other period shall be specially allocated to the Members in proportion to their Membership Interests.

                  6.2.4 Member Nonrecourse  Deductions.  Notwithstanding Section
                        ------------------------------
6.1, those items of Company loss, deduction, or Code Section 705(a)(2)(B) expenditures which are attributable to Member

Nonrecourse Debt for any Fiscal Year or other period shall be specially allocated to the Member who bears the economic risk of loss with respect to the Member Nonrecourse Debt to which such items are attributable in accordance with Regulations Section l.704-2(i).

                  6.2.5 Qualified Income Offset. Notwithstanding Section 6.1, if
                        -----------------------
a Member unexpectedly receives any adjustments, allocations, or distributions described in Regulations Section 1.704-l(b)(2)(ii)(d)(4), (5) or (6), or any other event creates a deficit balance in such Member's Capital Account in excess of such Member's share of Company Minimum Gain, items of Company income and gain shall be specially allocated to such Member in an amount and manner sufficient to eliminate such excess deficit balance as quickly as possible. Any special allocations of items of income and gain pursuant to this Section 6.2.5 shall be taken into account in computing subsequent allocations of income and gain pursuant to this Article 6 so that the net amount of any item so allocated and the income, gain, and losses allocated to each Member pursuant to this Article 6 to the extent possible, shall be equal to the net amount that would have been allocated to each such Member pursuant to the provisions of this Section 6.2.5 if such unexpected adjustments, allocations, or distributions had not occurred.

         6.3  Code  Section  704(c)   Allocations.   Notwithstanding  any  other
              -----------------------------------
provision in this Article 6, in accordance with Code Section 704(c) and the Regulations promulgated thereunder, income, gain, loss, and deduction with respect to any property contributed in-kind to the capital of the Company shall, solely for tax purposes, be allocated among the Members so as to take account of any variation between the adjusted basis of such property to the Company for federal income tax purposes and its fair market value on the date of contribution. Allocations pursuant to this Section 6.3 are solely for purposes of federal, state and local taxes. As such, they shall not affect or in any way be taken into account in computing a Member's Capital Account or share of profits, losses, or other items of distributions pursuant to any provision of this Agreement.

         6.4 Allocation of Net Profits and Losses and  Distributions  in Respect
             -------------------------------------------------------------------
of a Transferred  Interest.  If any Membership  Interest is  transferred,  or is
--------------------------
increased or decreased by reason of the admission of a new Member or otherwise, during any Fiscal Year of the Company, unless the Members determine that another method permitted under the Code is more equitable, each item of income, gain, loss, deduction, or credit of the Company for such Fiscal Year shall be assigned pro rata to each day in the particular period of such fiscal year to which such item is attributable (i.e., the day on or during which it is accrued or otherwise incurred) and the amount of each such item so assigned to any such day shall be allocated to the Member based upon such Person's respective Membership Interest at the close of such day.

         However, for purposes of accounting convenience and simplicity, the Company shall treat a transfer of, or an increase or decrease in, a Membership Interest which occurs at any time during a semi-monthly period (commencing with the semi-monthly period including the date hereof) as having been consummated on the last day of such semi-monthly period, regardless of when during such semi-monthly period such transfer, increase, of decrease actually occurs (i.e., sales and dispositions made during the first fifteen (15) days of any month will be deemed to have been made on the fifteenth day of the month).

         Notwithstanding any provision above to the contrary, gain or loss of the Company realized in connection with a sale or other disposition of any of the assets of the Company shall be allocated solely to the parties owning Membership Interests as of the date such sale or other disposition occurs.

         6.5  Distributions  by the Company.  Subject to applicable  law and any
              -----------------------------
limitations contained elsewhere in this Agreement, distributions of cash or other assets of the Company shall be made in the following order of priority:

                  6.5.1 first, to Point West an amount sufficient to reduce the Adjusted Capital Contribution to zero; and

                  6.5.2  Second,   to  the  Members  in  accordance  with  their
Membership Interests.

         Notwithstanding the foregoing, to the extent that cash would be available for distribution hereunder, the Company shall first (i) advance to each Member an amount (a "Tax Advance") sufficient to cover the estimated
                             ------------
federal and state taxes of such Member (based on the combined maximum effective federal and state income tax rates then in effect for each such Member) resulting from estimated allocations of Net Profits to such Member for prior quarters and for which no prior Tax Advance or distribution has been made and
(ii) upon filing of the Company's federal and state tax returns for a Fiscal Year, distribute an amount to each Member at least equal to the amount of such Member's federal and state taxes (based on the combined maximum effective federal and state income tax rates then in effect for each such Member) on the Net Profits actually allocated to such Member for such Fiscal Year, computed taking into account any prior allocations of Net Losses available to offset such income and other distributions to such Member in such Fiscal Year and each Member shall repay any outstanding Tax Advances related to such Fiscal Year.

         All distributions shall be made only to the Persons who, according to the books and records of the Company, are the holders of record of the Membership Interests in respect of which such distributions are made on the actual date of distribution. Neither the Company nor any Member shall incur any liability for making distributions in accordance with this Section 6.5.

         6.6 Form of  Distribution.  A Member,  regardless  of the nature of the
             ---------------------
Member's Capital Contribution, has no right to demand and receive any distribution from the Company in any form other than cash. Except upon a dissolution and the winding up of the Company, or as agreed to by Members holding 100% of the Voting Interests, no Member may be compelled to accept, nor shall it accept, a distribution in kind.

         6.7      Restriction on Distributions.
                  ----------------------------

                  6.7.1 No distribution shall be made if, after giving effect to the distribution: (a) the Company would not be able to pay its debts as they become due in the usual course of business; (b) the Company's ability to effect its business plan over the following twelve months would be impaired; or (c) the Company's total assets would be less than the sum of its total liabilities plus, unless this Agreement provides otherwise, the amount that would be needed if the Company were to be dissolved at the time of the distribution, to satisfy the preferential rights of other Members, if any, upon dissolution that are superior to the rights of the Member receiving the distribution.

                  6.7.2 The Manager may base a determination that a distribution is not prohibited on any of the following: (a) financial statements prepared on the basis of generally accepted accounting practices and principles then generally employed by the Company; (b) a determination of fair market value by a qualified unrelated third party or, if agreed to by the Members holding 100% of the Voting Interests, by the Manager; or (c) any other method that is reasonable in the circumstances and agreed to by Members holding 100% of the Voting Interests.

         The effect of a distribution is measured as of the date the distribution is authorized if the payment occurs within 120 days after the date of authorization, or the date payment is made if it occurs more than 120 days of the date of authorization.

                  6.7.3 A Member or Manager who votes for a distribution in violation of this Agreement or the Act is personally liable to the Company for the amount of the distribution that exceeds what could have been distributed without violating this Agreement or the Act if it is established that the Member or Manager did not act in compliance with Section 6.7.2 or Section 9.4. Any Member or Manager who is so liable shall be entitled to compel contribution from: (a) each other Member or Manager who also is so liable; and (b) each Member or Manager for the amount the Member received with knowledge of facts indicating that the distribution was made in violation of this Agreement or the Act.

         6.8 Return of Distributions. Except for distributions made in violation
             -----------------------
of the Act or this Agreement, no Member shall be obligated to return any distribution to the Company or pay the amount of any distribution for the account of the Company or to any creditor of the Company. The amount of any distribution returned to the Company by a Member or paid by a Member for the account of the Company or to a creditor of the Company shall be added to the account or accounts from which it was subtracted when it was distributed to the Member.

         6.9 Obligations of Members to Report Allocations. The Members are aware
             --------------------------------------------
of the income tax consequences of the allocations made by this Article 6 and hereby agree to be bound by the provisions of this Article 6 in reporting their shares of Company income and loss for income tax purposes.

         6.10 Withholding.  Each of the Members hereby authorizes the Company to
              -----------
withhold from distributions to be made to such Member, or with respect to allocations to be made to such Member, and to pay over to a federal, state or local government, any amounts required to be withheld pursuant to the Code or any provisions of any other federal, state or local law. Any amounts so withheld shall be treated as distributed to such Member pursuant to this Article 6 for all purposes of this Agreement and shall be offset against the net amounts otherwise distributable to such Member. The Company may also withhold from distributions that would otherwise be made to such Member, and apply to the obligations of such Member, any amounts that such Member owes to the Company. In addition, any tax imposed upon the Company resulting from the Membership Interest of any Member shall be treated as a distribution to such Member and shall be offset against future distributions to such Member.

         6.11 Status of the Company. The Members acknowledge that this Agreement
              ---------------------
creates a partnership for federal and state income tax purposes (and only for such purposes) and hereby agree not to elect to be excluded from the application of Subchapter K of Chapter 1 of Subtitle A of the Code or any similar state statute.

         6.12 Tax Elections.  The Manager shall, upon the written request of any
              -------------
ember benefitted thereby, cause the Company to file an election under Section 754 of the Code and the Treasury Regulations thereunder to adjust the basis of the Company assets under Section 734(b) or 743(b) of the Code and a corresponding election under the applicable sections of state and local law. The Manager shall have the authority to make all other Company elections permitted under the Code, including elections of methods of depreciation.

         6.13 Company Tax Returns. The Manager shall cause the necessary federal
              -------------------
income and other tax returns and information returns for the Company to be prepared. Each Member shall provide such information, if any, as may be needed by the Company for purposes of preparing such tax returns and information returns. The Manager shall deliver to each Member within ninety (90) days after the end of each fiscal year a copy of the federal income tax returns for the Company as filed with the appropriate taxing authorities, and upon the written request of any Member, a copy of any state and local income tax return as filed.

         6.14     Certain Tax Matters.
                  -------------------

                  6.14.1 The Manager is hereby appointed as the initial tax matters partner of the Company. The tax matters partner of the Company is authorized to and shall (a) maintain Capital Accounts and make partnership allocations and (b) file, if necessary, a Form 8832 with the Internal Revenue Service and make the election provided for to have the Company be classified as a partnership for federal income tax purposes. If at any time the Manager cannot or elects not to serve as the tax matters partner of the Company, is removed by the Members from acting in such capacity, or ceases to be a Member, Members holding a Majority Voting Interest shall select another Member to be the tax matters partner of the Company. The tax matters partner of the Company, as an authorized representative of the Company, shall direct the defense of any claims made by the Internal Revenue Service or other tax authority to the extent that such claims relate to the adjustment of Company items at the Company level.

                  6.14.2 The Manager shall promptly deliver to each Member a copy of all notices, communications, reports or writings of any kind with respect to income or similar taxes received from any state or local taxing authority relating to the Company that might materially and adversely affect any Member, and shall keep Members advised of all material developments with respect to any proposed adjustment of Company items that come to its attention.

                  6.14.3 Each Member shall continue to have the rights described in this Section 6.14 with respect to tax matters relating to any period during which it was a Member, whether or not it is a Member at the time of the tax audit or contest.

                                    ARTICLE 7
                                    =========
             Transfers of Membership Interests; Admission of Members
             =======================================================

         7.1      Transfers of Member Interests Generally.
                  ---------------------------------------

                  7.1.1 No Member shall be entitled to transfer, assign, convey, sell, encumber or in any way alienate all or any part of such Person's Membership Interest or to cause any permitted transferee to become a substituted Member except as provided in Section 7.2, 7.3 and 7.4 below. The consent of any Member that is required pursuant to this Article may be given or withheld, conditioned or delayed (as allowed by this Agreement or the Act), as such Member may determine in its sole discretion. Notwithstanding any transfer of any part of a Membership Interest, the Membership Interest so transferred shall continue to be subject to the terms and provisions of this Agreement and any further transfers shall be required to comply with all the terms and provisions of this Agreement.

                  7.1.2 Notwithstanding any provision of this Article 7 other than Section 7.6.3, no admission (or purported admission) of a Member, and no transfer (or purported transfer) of all or any part of a Member's interest (economic or otherwise) in the Company, whether to another Member or to a Person not a Member, shall be effective, and any such admission or transfer (or purported admission or transfer) shall be void ab initio, and no Person shall
                                                 ---------
otherwise become a Member if (a) at the time of such admission or transfer (or purported admission or transfer) any interest (economic or otherwise) in the Company is traded on an established securities market or readily tradeable on a secondary market or the substantial equivalent thereof or (b) after such admission or transfer (or purported admission or transfer) the Company would have more than 100 Members. For purposes of clause (a) of the immediately preceding sentence, an established securities market is a national securities exchange that is either registered under Section 6 of the Securities Exchange Act of 1934 or exempt from registration because of the existence or involvement of a limited volume of transactions, a foreign securities exchange that, under the law of the jurisdiction where it is organized, satisfies regulatory requirements that are analogous to the regulatory requirements of the Securities Exchange Act of 1934, a regional or local exchange, or an interdealer quotation system that regularly disseminates firm buy or sell quotations by identified brokers or dealers by electronic means or otherwise. For purposes of such clause
(a), any interest (economic or otherwise) in the Company is readily tradeable on a secondary market or the substantial equivalent thereof if (i) interests (economic or otherwise) in the Company are regularly quoted by any Person, such as a broker or dealer, making a market in the interests, (ii) any Person regularly makes available to the public (including customers or subscribers) bid or offer quotes with respect to interests (economic or otherwise) in the Company and stands ready to effect buy or sell transactions at the quoted prices for itself or on behalf of others, (iii) the holder of an interest (economic or otherwise) in the Company has a readily available, regular, and ongoing opportunity to sell or exchange such interest through a public means of obtaining or providing information of offers to buy, sell or exchange such interests, or (iv) prospective buyers and sellers otherwise have the opportunity to buy, sell or exchange interests (economic or otherwise) in the Company in a time frame and with the regularity and continuity that is comparable to that described in clauses (i), (ii) and (iii) of this sentence. For purposes of determining whether the Company will have more than 100 Members, each Person indirectly owning an interest (economic or otherwise) in the Company through a partnership (including any entity treated as a partnership for federal income tax purposes), a grantor trust or an S corporation shall be treated as a Member unless the Manager determines in its sole and absolute discretion that less than substantially all of the value of the beneficial owner's interest in any such entity is attributable to such entity's interest (direct or indirect) in the Company.


         7.2  Permitted  Transfers.  A Member  shall be  permitted  to transfer,
              --------------------
assign, convey, sell, encumber or otherwise alienate its economic rights associated with its Membership Interest without the consent of other Members so long as such transaction: (a) is not prohibited by Section 7.1.2 or Section 11.9, (b) would not cause a material adverse tax consequence to the Company or the other Members, and (c) has complied with Section 7.5. If a permitted transfer of a Membership Interest does not comply with Section 7.3 as to admissions, the transferee shall have no right to vote or participate in the management of the business, property and affairs of the Company or to exercise any rights of a Member other than the right to receive proceeds of a Membership Interest.

         7.3 Admission and Substitution of Members. A new Member may be admitted
             -------------------------------------
only if (a) Members holding 100% of the Voting Interests consent to such admission; (b) such Person becomes a party and agrees to be bound by the terms and provisions of this Agreement; and (c) such Person pays any reasonable expenses in connection with such Person's admission as a Member. A permitted transferee of a Membership Interest shall have the right to be admitted as a substitute Member only if the requirements of Sections 7.1 and 7.2 have been met and the conditions set forth in the prior sentence have been met. The admission of a substitute Member shall not result in the release of the Member who assigned the Membership Interest from any liability of such Member accrued prior to such date.

         7.4 Family and Affiliate Transfers.  Subject to compliance with Section
             ------------------------------
7.1, 7.2 and 7.3(b) and (c), the Membership Interest of any Member may be transferred as follows, and the transferee thereof admitted as a substitute Member without the prior written consent of all Members but with the consent of the Manager, which shall not be unreasonably withheld: (a) by inter vivos gift or by testamentary transfer to any spouse, parent, sibling, in-law, child or grandchild of the Member, or to a trust for the benefit of the Member or such spouse, parent, sibling, in-law, child or grandchild of the Member; or (b) to any Affiliate of the Member so long as such Affiliate is majority owned and controlled by such Member; it being agreed that, in executing this Agreement, each Member has consented to such transfers.

         7.5 Right of First Refusal.  Subject to Section 7.6, each time a Member
             ----------------------
proposes to transfer, assign, convey, sell, encumber, or in any way alienate all or any part of such Person's Membership Interest, including by operation of law, by foreclosure or other involuntary transfer but not including a transfer pursuant to Section 7.4 or the granting by a Member of a security interest in its assets generally, such Member shall first offer such Membership Interest to the Company and the non-transferring Members in accordance with the following provisions:

                  7.5.1 Such Member shall deliver a written  notice (a "Transfer
                                                                        --------
Notice") to the Company and the other  Members  stating:  (a) such Member's bona
-----
fide intention to transfer such Membership Interest; (b) the name and address of the proposed transferee; (c) the Membership Interest to be transferred; and (d) the terms of payment for which the Member proposes to transfer such Membership Interest.

                  7.5.2 Within thirty (30) days after receipt of the Transfer Notice, each non-transferring Member shall notify the other Members in writing of such Person's desire to purchase a portion of the

Membership Interest being so transferred. The failure of any Member to submit a notice within the applicable period shall constitute an election on the part of that Member not to purchase any of the Membership Interest which may be so transferred. Each Member so electing to purchase shall be entitled to purchase a portion of such Membership Interest in the same proportion that the Membership Interest of such Member bears to the aggregate of the Membership Interests of all of the Members electing to so purchase the Membership Interest being transferred. In the event any Member elects to purchase none or less than all of such Person's pro rata share of such Membership Interest, then the other Members can elect to purchase more than their pro rata share. If such Members fail to purchase the entire Membership Interest being transferred, the Company may, with the consent of the non-transferring Members, purchase any remaining share of such Membership Interest.

                  7.5.3 Within sixty (60) days after receipt of the Transfer Notice, the Company and the Members electing to purchase such Membership
Interest shall have the first right to purchase or obtain such Membership Interest upon the price and terms of payment designated in such notice. If such notice provides for the payment of non-cash consideration, then the Company and such purchasing Members each shall pay the consideration in cash equal to the good faith estimate of the present fair market value of the noncash consideration offered.

                  7.5.4 If the Company or the other Members elect not to purchase or obtain all of the Membership Interest designated in such notice, then the transferring Member may transfer the Membership Interest described in the notice to the proposed transferee, providing such transfer: (a) is completed within thirty (30) days after the expiration of the Company's and the other Members' right to purchase such Membership Interest; (b) is made substantially on the terms designated in the Transfer Notice; and (c) the requirements of
Section 7.2 are otherwise met. If such Membership Interest is not so transferred, then the transferring Member must give notice in accordance with this Section prior to any other or subsequent transfer of such Membership Interest.

         7.6      Purchase Rights; Sale of Company.  Notwithstanding anything to
                  --------------------------------
the contrary contained herein:

                  7.6.1 Valuation of the Company.  During the Valuation  Period,
                        ------------------------
Point West and the Specified Members shall attempt to agree upon a fair market value of the Company as of the Valuation Date (the "Fair Market Value"). If the
                                                    -----------------
Members  are unable to agree upon the Fair  Market  Value  during the  Valuation
Period, then, within ten (10) business days after the end of the Valuation Period, each of Point West, on the one hand, and the other Members, on the other hand, shall appoint, at such party's sole cost and expense, an appraiser (a) with at least five (5) years of experience in appraising businesses, (b) with experience appraising finance companies, and (c) who is independent, i.e., has not previously acted in any capacity for any of Point West, Isard or McDermitt (all of such qualifications, the "Qualifications," and each appraiser so appointed, an "Approved Appraiser") to estimate, in its reasonable judgment, the Fair Market Value (each such evaluation, an "Appraisal"). Each Appraisal shall be completed within twenty (20) business days following the end of the Valuation Period, and copies of each Appraisal shall be delivered to Point West and the other Members immediately upon completion thereof. If, pursuant to the second sentence of this paragraph, only one Approved Appraiser is appointed, then such Approved Appraiser's Appraisal shall constitute the Fair Market Value. If an Approved Appraiser is appointed by each of the two eligible parties pursuant to the second sentence of this paragraph, then such Approved Appraisers shall meet promptly after both Appraisals have been completed and delivered and attempt to agree jointly upon the Fair Market Value. If they are unable to agree upon the Fair Market Value within five (5) business days following the completion of both Appraisals, then within the five (5) business days thereafter such Approved Appraisers shall jointly select a third appraiser with the Qualifications (such appraiser, the "Determining Appraiser"), and the Determining Appraiser, within ten (10) Business Days after its selection, shall determine the Fair Market Value by selecting the one Appraisal that, in its reasonable judgment, most accurately and truly reflects the Fair Market Value. After determining the Fair Market Value, the Determining Appraiser shall immediately notify Point West and the other Members. The other Member(s), on the one hand, and Point West, on the other hand, shall each bear one-half of the costs of appointing the Determining Appraiser and of paying the Determining Appraiser's fee.
                  7.6.2    Purchase Rights.
                           ---------------

                           7.6.2.1 Point West's  Purchase  Right.  Following the
                                   -----------------------------
determination of the Fair Market Value in accordance with Section 7.6.1, Point West shall have the first and exclusive right (the "Point West Purchase Right")
                                                    --------------------------
to purchase all, but not less than all, of the then Membership Interests of the other Members for an aggregate purchase price equal to the product of (a) the Fair Market Value and (b) a fraction, the numerator of which is the then Membership Interests of the other Members and the denominator of which is the sum of the then Membership Interests of all Members. Point West shall give written notice to the other Members of its intention to exercise the Point West Purchase Right within thirty (30) days following the determination of the Fair Market Value in accordance with Section 7.6.1; any failure to deliver such written notice within such period shall constitute an election not to exercise the Point West Purchase Right. If Point West provides timely written notice of its intention to exercise the Point West Purchase Right, then Point West shall consummate the purchase of the other Members= Membership Interests within forty-five (45) days following the giving of such notice. Point West shall pay the purchase price for such Membership Interests, and otherwise consummate such purchase, in accordance with Section 7.6.2.3.

                           7.6.2.2  Specified  Members' Purchase Right. If Point
                                    ---------------------------------
West does not give written notice of its intention to exercise the Point West Purchase Right by the end of the time period permitted under Section 7.6.2.1 or if, during such period, Point West gives notice of its intention not to exercise the Point West Purchase Right (the earlier of such dates, the "Trigger Event"),
                                                               --------------
then the Specified Members shall, and if more than one, shall jointly, have an exclusive right (the "Specified Members' Purchase Right") to purchase all, but
                      -----------------------------------
not less than all, of the then Membership Interests of all other Members, including Point West, for a purchase price equal to the product of (a) the Fair Market Value and (b) a fraction, the numerator of which is the then Membership Interest of all other Members, including Point West, and the denominator of which is the sum of the then Membership Interests of all Members. The Specified Members shall give written notice to the other Members of their intention to exercise the Specified Members= Purchase Right within thirty (30) days following the Trigger Event; any failure to deliver such written notice within such period shall constitute an election not to exercise the Specified Members' Purchase Right. If the Specified Members provide timely written notice of their intention to exercise the Specified Members= Purchase Right, then the Specified Members shall consummate the purchase of all other Members', including Point West's, Membership Interest within forty-five (45) days following the giving of such notice. The Specified Members shall pay the purchase price for such Membership Interests, and otherwise consummate such purchase, in accordance with Section 7.6.2.3.

                           7.6.2.3 Consummation of Purchase; Payment of Purchase
                                   ---------------------------------------------
Price. Any purchase of another  Member's  Membership  Interest  pursuant to this
-----
Section 7.6.2 shall be consummated pursuant to documentation reasonably satisfactory to the parties to such purchase. The Members agree to act reasonably in good faith and to cooperate so as to effectuate the purchase and sale of Membership Interests pursuant to this Section 7.6.2. The appropriate purchase price shall be paid on or before the date specified for the payment thereof in this Section 7.6.2 and shall be paid in full in immediately available federal funds according to such written instructions as are specified by the receiving party not less than two (2) business days prior to the consummation of the purchase or as otherwise may be agreed upon between the parties.

                  7.6.3 Sale of the Company.  If neither the Point West Purchase
                        -------------------
Right nor the other Members= Purchase Right is exercised and consummated in accordance with the terms hereof, then the Manager shall use its best efforts to effect a sale of the Company which maximizes gross proceeds to the Members as a whole, whether a sale of the Membership Interests or a sale of the Company's assets. The Company shall solicit bona fide offers from third parties and shall promptly provide written notice of such offers to the Members. Such notice shall contain: (a) the name(s) of the proposed purchaser; (b) the type, structure and form of transaction contemplated; (c) the offered purchase price; and (d) the terms of the payment of the purchase price. Upon receipt of such notice by the Members, the Members shall consider the proposed offer. The Members, on behalf of the Company, shall have fourteen (14) calendar days from the date of receipt of such notice to irrevocably notify the Manager of their decision to accept or reject such offer; if all of the Members shall not reject the third party's offer within such time period, the Members shall be deemed to have accepted such offer. If the Members shall have elected or be deemed to have elected to accept an offer from a third party, then the Manager, on behalf of the Company, shall take all steps that are reasonably necessary (including the execution and delivery of definitive purchase documentation in form and substance acceptable to the Manager) to effect the purchase by such third party of the Company.

                                    ARTICLE 8
                                    =========
                       Accounting, Records, and Reporting
                       ===================================


         8.1 Books and Records. The Company shall maintain complete and accurate
             -----------------
books and records of the Company's business and affairs in accordance with generally accepted accounting principles, consistently applied. The books and records shall be maintained at the principal place of business of the Company and shall be accessible to the Members in accordance with the Act.

         8.2 Fiscal Year;  Accounting.  The  Company's  fiscal year shall be the
             -----------
calendar year. The accounting methods and principles to be followed by the Company shall be those selected from time to time by the Manager and approved in advance by Members holding 100% of the Voting Interests.

         8.3  Reports.   The  Company  shall  provide  to  the  Members  reports
              -------
concerning the financial condition and results of operation of the Company and the Members' Capital Accounts within ninety (90) days after the end of each fiscal year and interim operating reports at least quarterly.

         8.4 Bank Accounts.  The Manager shall maintain the funds of the Company
             ------------
in one or more separate bank accounts in the name of the Company and shall not permit the funds of the Company to be commingled in any fashion with the funds of any other Person. The funds of the Company shall be deposited in such bank or other financial institution account or accounts, or invested in such interest-bearing or non-interest-bearing investments, as shall be designated by the Manager in investments that are at least rated investment grade by one nationally recognized statistical rating agency. All withdrawals from any such bank account(s) shall be made only by the Manager or by such Persons as are duly appointed by the Manager.

                                    ARTICLE 9
                                    =========
                           Dissolution and Winding Up
                           --------------------------

         9.1  Dissolution.  The Company shall be dissolved,  its assets shall be
              -----------
disposed  of, and its affairs  wound up on the first to occur of the  following:
(a) upon the happening of any event of dissolution specified in the Certificate;
(b) 90 days after the occurrence of a Dissolution Event with respect to any Member unless the remaining Members vote within such 90 days to continue the Company; (c) upon the entry of a decree of judicial dissolution pursuant to the Act; (d) 60 days after the vote of Members holding a Majority in Interest or of non-defaulting Members holding a majority of the Membership Interests held by all non-defaulting Members (provided that the Members shall not vote for or consent to a dissolution or winding up of the Company if prohibited under any agreement or contract to which the Company is a party); or (e) the sale of all or substantially all of the assets of Company.

         9.2  Certificate  of  Dissolution.  As soon as possible  following  the
              ----------------------------
occurrence of any of the events specified in Section 9.1, the Manager, to the extent it has not wrongfully dissolved the Company, or, if so, then the Members, shall execute a Certificate of Dissolution in such form as shall be prescribed by the Delaware Secretary of State and file such certificate as required by the Act.

         9.3 Winding Up. Upon the  occurrence of any event  specified in Section
             ----------
9.1, the Company shall continue solely for the purpose of winding up its affairs in an orderly manner, liquidating its assets, and satisfying the claims of its creditors. The Manager, to the extent it has not wrongfully dissolved the Company, or, if so, then the Members, shall be responsible for overseeing the winding up and liquidation of Company. The Persons winding up the affairs of the Company shall be entitled to such reasonable compensation as has been approved by the Members.

         9.4 Distributions in Kind. Any noncash asset distributed to one or more
             ---------------------
Members shall first be valued at its fair market value to determine the Net Profit or Net Loss that would have resulted if such asset were sold for such value, such Net Profit or Net Loss shall then be allocated pursuant to Article 6, and the Members' Capital Accounts shall be adjusted to reflect such allocations. The amount distributed and charged to the Capital Account of each Member receiving an interest in such distributed asset shall be the fair market value of such interest (net of any liability secured by such asset that such Member assumes or takes subject to). The fair market value of such asset shall be determined by a qualified unrelated third party, or if Members holding 100% of the Voting Interest shall agree, the Manager.

         9.5  Distribution of Assets.  Upon the dissolution or winding up of the
              ----------------------
Company, the Manager shall pay or make reasonable provision to pay all claims and obligations of the Company, including all costs and expenses of the liquidation and all contingent, conditional, or unmatured claims and obligations that are known to the Manager but for which the identity of the claimant is unknown. If there are sufficient assets, then such claims and obligations shall be paid in full and any such provision shall be made in full. If there are insufficient assets, then such claims and obligations shall be paid or provided for according to their priority and, among claims and obligations of equal priority, ratably to the extent of assets available therefor. Any remaining assets shall be distributed to the Members in accordance with their respective positive Capital Accounts, after giving effect to all Capital Contributions, distributions, and allocations for all periods.

         9.6  Limitations on Payments Made in  Dissolution.  Except as otherwise
              --------------------------------------------
specifically
provided in this Agreement, each Member shall only be entitled to look solely at the assets of Company for the return of such Member's positive Capital Account balance and shall have no recourse for such Member's Capital Contribution or share of Net Profits (upon dissolution or otherwise) against the Manager or any other Member except as provided in Article 10.

                                   ARTICLE 10
                                   ==========
                          Indemnification and Insurance
                          =============================

         10.1 Indemnification of Agents. To the fullest extent permitted by law,
              -------------------------
the Company shall be permitted to indemnify any Person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit, or proceeding by reason of the fact that such Person is or was a Member, Manager, officer, employee, attorney, accountant, or other agent of the Company or that, being or having been such a Manager, Member, officer, employee, attorney, accountant, or other agent of the Company, such Person is or was serving at the request of the Company as a manager, director, officer, employee, attorney, accountant, or other agent of another limited liability company, corporation, partnership, joint venture, trust, or other enterprise (any such Person being referred to hereinafter as an "Indemnified Person") against all
                                              -------------------
claims, damages, liabilities, losses, expenses (including reasonable attorneys= fees and expenses and other costs and expenses incurred in defending such action, suit, or proceeding), judgments, fines, and amounts paid in settlement actually incurred by such Indemnified Person in connection with such action, suit, or proceeding, except to the extent that such claims, damages, liabilities, losses, expenses, judgments, fines, or amounts paid in settlement arise by virtue of such Indemnified Person's fraud, deceit, gross negligence, or willful misconduct. The Manager is authorized, on behalf of the Company, to enter into indemnity agreements from time to time with any Person entitled to be indemnified by the Company hereunder (i) consistent with the foregoing (or lesser) terms, or (ii) on such other terms as Members holding 100% of the Voting Interests may approve.

         10.2  Expenses.  Expenses  (including  attorneys'  fees  and  expenses)
               -------
incurred by an Indemnified Person in defending a civil, criminal, administrative, or investigative action, suit, or proceeding may be paid by the Company in advance of the final disposition of such action, suit, or proceeding upon receipt of an undertaking, in form and substance acceptable to the Manager, by or on behalf of the Indemnified Person to repay such amount if it shall ultimately be determined that such Indemnified Person is not entitled to be indemnified by the Company under this Article 10 or under any other contract or agreement between such Indemnified Person and the Company. Such expenses (including attorneys' fees and expenses) incurred by employees or agents of the Company may be so paid upon the receipt of the undertaking previously referred to and such other terms and conditions, if any, as the Manager deems appropriate.

         10.3 Not Exclusive.  The  indemnification  and  advancement of expenses
              -------------
provided by this Article 10 shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any by-law, agreement, vote of Members or otherwise, both as to action in such Indemnified Person's official capacity and as to action in another capacity while holding such office, and shall continue as to a Person who has ceased to be a Member, Manager, officer, employee, attorney, accountant, or other agent and shall inure to the benefit of the successors, assigns, heirs, executors and administrators of such a Person.

         10.4  Insurance.  The  Company  shall  have the power to  purchase  and
               ---------
maintain insurance on behalf of any Person who is or was an Indemnified Person against any liability asserted against such Person and incurred by such Person in any such capacity, or arising out of such Person's status as an Indemnified Person, whether or not the Company would have the power to indemnify such Person against such liability under the provisions of Section 10.1 or under applicable law.

                                   ARTICLE 11
                                   ==========
                           Investment Representations
                           ==========================

         Each Member represents and warrants to, and agrees with, the other Members and the Company as follows:

         11.1  Pre-existing  Relationship  or Experience.  (a) Such Member has a
               -----------------------------------------
preexisting personal or business relationship with the Company or one or more of the other Members; or (b) by reason of such Member's business or financial experience, or by reason of the business or financial experience of such Member's financial advisor who is unaffiliated with and who is not compensated, directly or indirectly, by the Company or any affiliate or selling agent of the Company, such Member is capable of evaluating the risks and merits of the investment to be made by such Person hereunder and of protecting such Person's interests in connection with such investment.

         11.2 No Advertising. Such Member has not seen, received, been presented
              --------------
with, or been solicited by any leaflet, public promotional meeting, newspaper or magazine article or advertisement, radio or television advertisement, or any other form of advertising or general solicitation with respect to the sale of the Membership Interests.

         11.3 Investment Intent.  Such Member is acquiring a Membership Interest
              -----------------
for investment purposes and for such Person's own account only and not with a view to, or for sale in connection with, any distribution of all or any part of the Membership Interests, and no other Person will have any direct or indirect beneficial interest in or right to the Membership Interests purchased by such Person except as permitted hereby.

         11.4 Purpose of Entity.  If such Member is a corporation,  partnership,
              -----------------
limited liability company, trust, or other entity, then (a) such Member was not organized for the specific purpose of acquiring any Membership Interests, and
(b) such Member may legally acquire, invest in and own Membership Interests, and
(c) such Member may legally act as Manager of the Company.

         11.5  Economic  Risk.  Such  Member  is  financially  able to bear  the
               --------------
economic risk of the investment being made by such Member, including the total loss of such Person's Membership Interests.

         11.6 No Registration of Membership Interests.  Such Member acknowledges
              ---------------------------------------
that: (a) the sale of the Membership Interests referred to herein has not been registered under the Securities Act or qualified under the Delaware General Corporation Law, as amended, or any other applicable securities or blue sky laws of any state or jurisdiction in reliance, in part, on such Member's representations, warranties, and agreements contained herein; and (b) the Membership Interests may not be resold unless the resale is registered under the Securities Act and qualified under all applicable securities or blue sky laws (or is exempt from these registration and qualification requirements).

         11.7  Membership  Interests  are  Restricted  Securities.  Such  Member
               --------------------------------------------------
understands that the Membership Interests are or may be restricted securities under the Securities Act in that the Membership Interests will be acquired from the Company in a transaction not involving a public offering, and that the Membership Interests may be resold without registration under the Securities Act only in certain limited circumstances and that otherwise the Membership Interests must be held indefinitely. In this connection, such Member understands the resale limitations imposed by the Securities Act and is familiar with SEC Rule 144, as presently in effect, and the conditions which must be met in order for that Rule to be available for resale of restricted securities, including the requirement that the securities must be held for at least two (2) years after purchase thereof from the Company prior to resale (three (3) years in the absence of publicly available information about the Company) and the condition that there be available to the public current information about the Company under certain circumstances. Such Member understands that the Company has not made such information available to the public and has no present plans to do so.

         11.8 No Obligation to Register.  Such Member represents,  warrants, and
              --------------------------
agrees that the Company and the other Members are under no obligation to register or qualify the Membership Interests under the Securities Act or under any state securities or blue sky laws, or to assist such Member in complying with any exemption from registration and qualification.

         11.9  No  Disposition  in  Violation  of  Law.   Without  limiting  the
               ---------------------------------------
representations set forth above or the other provisions of this Agreement, such Member shall not make any disposition of all or any part of such Person's Membership Interests which would result in the violation by such Person or by the Company of the Securities Act, the Act, Delaware General Corporation Law, as amended, or any other applicable securities or blue sky laws. Without limiting the generality of the foregoing, such Member agrees not to make any disposition of all or any part of the Membership Interests acquired by such Person unless and until: (a) there is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement and any applicable requirements of state securities laws; or (b) such Person has notified the Company of the proposed disposition and has furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and, if reasonably requested by the other Members, such Person has furnished the Company with a written opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of any securities under the Securities Act or the consent of or a permit from appropriate authorities under any applicable state securities law.

         In the case of any disposition of all or any part of such Member's Membership Interests pursuant to SEC Rule 144, such Person shall, among other things, promptly forward to the Company a copy of any Form 144 filed with the SEC with respect to such disposition and a letter from the executing broker satisfactory to the Company evidencing compliance with SEC Rule 144. If SEC Rule 144 is amended or if the SEC's interpretations thereof in effect at the time of any such disposition have changed from its present interpretations thereof, such Member shall provide the Company with such additional documents as the other Member or the Company may reasonably require.

         11.10 Legends.  Such Member  understands that the certificates (if any)
               -------
evidencing the Membership Interests may bear one or all of the following legends or other legends as may be appropriate:

                  (a) "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR QUALIFIED UNDER THE SECURITIES OR BLUE SKY LAWS OF ANY STATE OR JURISDICTION, INCLUDING THE STATE OF DELAWARE, AND HAVE BEEN TAKEN BY THE ISSUEE FOR SUCH PERSON'S OR ENTITY'S OWN ACCOUNT AND NOT WITH A VIEW TO THEIR DISTRIBUTION. NEITHER SUCH SECURITIES

NOR ANY INTEREST THEREIN MAY BE SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNLESS THEY ARE REGISTERED UNDER SUCH ACT AND QUALIFIED UNDER ALL APPLICABLE SECURITIES AND BLUE SKY LAWS, OR IN THE OPINION OF COUNSEL TO THE COMPANY, EXEMPTIONS FROM REGISTRATION AND QUALIFICATION ARE AVAILABLE. THESE SECURITIES ARE ALSO SUBJECT TO CERTAIN RESTRICTIONS DESCRIBED IN THE AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT DATED AS OF JANUARY 1, 1998, AS AMENDED FROM TIME TO TIME."

                  (b) Any legend required by applicable state securities or blue sky laws.

         11.11  Investment  Risk.  Such Member  acknowledges  that such Member's
                ----------------
investment as provided for herein is a speculative investment that involves a substantial degree of risk of loss by such Member, including such Person's entire investment in the Company, that such Member understands and takes full cognizance of the risk factors related to such Person's investment outlined herein, and that the Company is newly organized and has no financial or operating history.

         11.12 Investment Experience. Unless otherwise disclosed, such Member is
               ---------------------
an experienced investor in unregistered and restricted securities of corporations, limited liability companies, limited partnerships, or closely held companies.

         11.13 Restrictions on  Transferability.  Such Member  acknowledges that
               --------------------------------
there are substantial restrictions on the transferability of the Membership Interests pursuant to this Agreement, that there is no public market for the Membership Interests and none is expected to develop, and that, accordingly, it may not be possible for such Member to liquidate such Member's investment in the Company.

         11.14 Information  Reviewed.  Such Member has received and reviewed all
               ---------------------
information such Person considers necessary or appropriate for deciding whether to make the investment contemplated hereby, has had an opportunity to ask questions and receive answers from the Company and the other Members regarding the terms and conditions of the investments contemplated hereby (including the purchase of the Membership Interests) and regarding the business, financial affairs, and other aspects of the Company, and has had the opportunity to obtain all information (to the extent the Company possesses or can acquire such information without unreasonable effort or expense) which such Person deems necessary to evaluate the investment and to verify the accuracy of information otherwise provided to such Person.

         11.15 No Representations by the Company.  Neither any Manager,  nor any
               ---------------------------------
agent or employee of the Company or of any Manager, nor any other Person has at any time expressly or implicitly represented, guaranteed, or warranted to such Member that such Member may freely transfer any of the Membership Interests acquired by such Member pursuant to the terms hereof, that past performance or experience on the part of any such Person or their Affiliates or any other Person in any way indicates the predictable results of the ownership of the Membership Interests or of the overall Company business, that any cash distributions from Company operations or otherwise will be made to the Membership Interests by any specific date or will be made at all, or that any specific tax benefits will accrue as a result of an investment in the Company.

         11.16  Consultation  with  Attorney.  Such  Member has been  advised to
                ----------------------------
consult with such Member's own attorney regarding all legal matters concerning an investment in the Company and the tax consequences of investing and participating in the Company and has either done so or voluntarily and knowingly elected not to seek such advice.

         11.17 Tax  Consequences;  Consultation  with Tax Advisors.  Such Member
               ---------------------------------------------------
acknowledges that the tax consequences to such Member of the transactions contemplated hereby will depend on such Member's particular circumstances, and neither the Company, nor the Manager, nor the other Members, nor the partners, shareholders, members, managers, agents, officers, directors, employees, Affiliates, attorneys, accountants or consultants of any of them will be responsible or liable for the tax consequences to such Member of its investment or participation in the Company unless otherwise expressly agreed. Such Member has and will look solely to, and rely upon, such Member's own tax advisors with respect to the tax consequences of its investment and participation in the Company.

         11.18  Indemnity.  Such Member shall  indemnify  and hold  harmless the
                ---------
Company, each and every Manager, each and every other Member, and any officers, directors, shareholders, managers, members, employees, partners, agents, attorneys, accountants, registered representatives, and control persons of any such entity who was or is a party or is threatened to be made a party to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative, by reason of or arising from any misrepresentation or misstatement of facts or omission to represent or state facts made by such Member, including the information in this Agreement, against losses, liabilities, and expenses of the Company, each and every Manager, each and every other Member, and any officers, directors, shareholders, managers, members, employees, partners, attorneys, accountants, agents, registered representatives, and control persons of any such Person (including attorneys' fees, judgments, fines, and amounts paid in settlement, payable as incurred) incurred by such Person in connection with such action, suit, proceeding, or the like.

                                   ARTICLE 12
                                   ==========
                               General Provisions
                               ==================

         12.1 Further Assurances. Each party to this Agreement shall perform any
              ------------------
further acts and execute and deliver any additional documents that may be reasonably necessary to carry out the provisions of this Agreement.

         12.2 Time.  Time is of the essence in the performance of all provisions
              ----
under this Agreement.

         12.3  Remedies  Cumulative.  The  remedies  under  this  Agreement  are
               --------------------
cumulative and shall not exclude any other remedies to which any person may be lawfully entitled.

         12.4  Estoppel  Certificate.  Each Member  shall,  within ten (10) days
               ---------------------
after written request by any Manager or other Member, deliver to the requesting Person a certificate stating, to the Member's knowledge, that: (a) this Agreement is in full force and effect; (b) this Agreement has not been modified except by any instrument or instruments identified in the certificate; and (c) there is no default hereunder by the requesting Person or, if there is a default, the nature or extent thereof.

         12.5  Specific  Performance.  The parties  recognize  that  irreparable
               ---------------------
injury will result from a breach of any provision of this Agreement and that money damages will be inadequate to fully remedy the injury. Accordingly, in the event of a breach or threatened breach of one or more of the provisions of this Agreement, any party who may be injured (in addition to any other remedies which may be available to that party) shall be entitled to one or more preliminary or permanent orders: (a) restraining and enjoining any act which would constitute a breach; or (b) compelling the performance of any obligation which, if not performed, would constitute a breach.

         12.6 Authority of Persons Signing Agreement. Each Member represents and
              --------------------------------------
warrants to the other Members that it is duly authorized to enter into this Agreement and that the Agreement is valid, binding and enforceable as to it. If a Member is not a natural person, neither the Company nor any Member will: (a) be required to determine the authority of the individual signing this Agreement to make any commitment or undertaking on behalf of such Person or to determine any fact or circumstance bearing upon the existence of the authority of such individual; or (b) be responsible for the application or distribution of proceeds paid or credited to individuals signing this Agreement on behalf of such Person.

         12.7  Parties in  Interest.  Except as  expressly  provided in the Act,
               --------------------
nothing in this Agreement shall confer any rights or remedies under or by reason of this Agreement on any Persons other than the Members and their respective successors and assigns nor shall anything in this Agreement relieve or discharge the obligation or liability of any other Person to any party to this Agreement, nor shall any provision give any other Person any right of subrogation or action over or against any party to this Agreement.

         12.8 Notices.  All notices  required to be given to any party hereunder
              -------
shall be deemed given upon the first to occur of: (a) either (i) five days after deposit thereof in the United States mail, certified mail, First Class postage prepaid or (ii) forty-eight (48) hours after delivery to an aviation express delivery service; and transmittal by electronic means (with a copy sent by regular United States mail) to a receiver under the control of the party to whom notice is being given; or (b) actual receipt by the party to whom notice is being given, or an employee or agent of thereof. For purposes hereof, the addresses of the parties are as set forth on Schedule I hereof or as
                                                         -----------
may otherwise be specified from time to time in a writing sent to the other parties in accordance with the provisions of this Section.


        12.9  Amendments  and Waivers.  The provisions of this Agreement may be
               ------------------------
waived, altered, amended, or repealed in whole or in part only upon the written consent of the Members as provided in Section 4.9. Any waiver of any of the terms hereof shall only be valid and effective in the instance given and shall not be valid or effective in any other instance. No waiver of any of the terms hereof shall require or imply that a like waiver will be made in any other instance(s). Copies of all proposed waivers or amendments to this Agreement or the Certificate shall be delivered to all Members 3 days prior to their becoming effective.

         12.10 Severability of Provisions.  If any one or more of the provisions
               --------------------------
contained in this Agreement is held to be invalid, illegal, or unenforceable in any respect, then such provision(s) shall be ineffective only to the extent of such prohibition or invalidity, and the validity, legality, and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

         12.11 Successors and Assigns. Subject to the provisions hereof relating
               ----------------------
to transferability, this Agreement shall be binding on and shall inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors, and assigns.

         12.12  Counterparts;  Amendment and  Restatement;  Effectiveness.  This
                ---------------------------------------------------------
Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if all signatures were upon the same instrument. Delivery of an original executed counterpart of the signature page to this Agreement by telefacsimile shall be effective as manual delivery of an original executed original counterpart of this Agreement, and any party delivering such an original executed counterpart of the signature page to this Agreement by telefacsimile to any other party shall thereafter also promptly deliver an original executed counterpart of this Agreement to such other party by mail or personal delivery, provided that the failure to so deliver such
                                 --------
original executed counterpart shall not affect the validity, enforceability, or binding effect of this Agreement. This Agreement amends and restates the Original Agreement in its entirety. This Agreement shall become effective as of the date first written above upon the execution and delivery of a counterpart hereof by each of Point West, Isard, and McDermitt.

         12.13 Legal Counsel and Representation; Accountants. The parties hereto
               ---------------------------------------------
have agreed to the preparation of this Agreement by Giancarlo & Gnazzo, A Professional Corporation, counsel for Point West, not withstanding any conflict of interest(s) that may exist between or among any of the other parties hereto or the Company. Each Member who is a party hereto and not represented by Giancarlo & Gnazzo, A Professional Corporation further acknowledges that such Person has been advised to seek advice of such Person's own independent counsel regarding the transactions contemplated herein and has either done so or voluntarily and knowingly elected not to seek such advice. Each such Person further acknowledges that this Agreement and any other agreements, documents, and instruments referenced herein may have tax consequences for such Person and that such Person has been advised to seek advice of independent accountants or other tax advisors as to such matters and has either done so or voluntarily and knowingly elected not to seek such advice.
         12.14 Ambiguities.  The parties have carefully read all of the terms of
                -----------
  this  Agreement  and all
of the agreements attached hereto and have had an opportunity to ask questions regarding the language used therein and to suggest changes thereto. Therefore, the parties waive any rule of construction that ambiguities are to be construed more harshly against any party as drafter.

         12.15 Fees, Costs, and Expenses;  Recovery. The prevailing party in any
               ------------------------------------
action, proceeding or arbitration arising out of or related to this Agreement or any agreement, document, or instrument referred to herein, shall be entitled to reasonable fees, costs, and expenses (including reasonable attorneys' fees, costs, and expenses) incurred by or on behalf of such Person in connection with such action or proceeding, as determined by the court or arbitrator(s).

         12.16 Complete Agreement. This Agreement and the Certificate constitute
               ------------------
the complete and exclusive statement of agreement among the Members with respect to the subject matter herein and therein and replace and supersede all prior written and oral agreements, representations, or statements by and among the Members or any of them. No representation, statement, condition or warranty not contained in this Agreement or the Certificate will be binding on the Members or have any force or effect whatsoever. To the extent that any provision of the Certificate conflicts with any provision of this Agreement, the Certificate shall control.

         12.17 Arbitration.  ANY CONTROVERSY OR CLAIM BETWEEN THE PARTIES HERETO
               -----------
ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREUNDER, INCLUDING, WITHOUT LIMITATION, THE CONSTRUCTION OR APPLICATION OF ANY OF THE TERMS, COVENANTS, OR CONDITIONS OF THIS AGREEMENT, SHALL, ON WRITTEN REQUEST OF ONE PARTY SERVED UPON THE OTHER, BE SUBMITTED TO FINAL AND BINDING ARBITRATION GOVERNED BY THE COMMERCIAL ARBITRATION RULES OF THE AMERICAN ARBITRATION ASSOCIATION AND, TO THE EXTENT NOT INCONSISTENT, THE CALIFORNIA CODE OF CIVIL PROCEDURE. THE ARBITRATOR SHALL MAKE THE DETERMINATION AS TO WHETHER THE CONTROVERSY IS SUBJECT TO THIS ARBITRATION PROVISION; IN ADDITION, THE ARBITRATOR SHALL HAVE THE POWER TO ISSUE INJUNCTIVE RELIEF. THE ARBITRATION SHALL TAKE PLACE IN THE CITY OF SAN FRANCISCO, CALIFORNIA AND SHALL BE CONDUCTED BY ONE (1) ARBITRATOR. EACH OF THE PARTIES SPECIFICALLY ACKNOWLEDGES THAT THE OTHER PARTY IN SUCH ARBITRATION SHALL HAVE THE RIGHT TO DISCOVERY. ARBITRATION SHALL BE THE EXCLUSIVE REMEDY OF EACH OF THE PARTIES HEREUNDER AND ANY AWARD OF THE ARBITRATOR(S) SHALL BE FINAL AND BINDING UPON THE PARTIES HERETO. JUDGMENT UPON THE ARBITRATION AWARD MAY BE ENTERED IN ANY COURT HAVING JURISDICTION.

         12.18 Governing Law.  EXCEPT AS  SPECIFICALLY  STATED IN SECTION 12.17,
               --------------
THIS AGREEMENT AND ALL TRANSACTIONS CONTEMPLATED HEREUNDER OR EVIDENCED HEREBY SHALL BE GOVERNED BY, CONSTRUED UNDER, AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF DELAWARE.

         IN WITNESS WHEREOF, all of the Members of the Company have executed this Agreement as of the date first written above.



                                           POINT WEST CAPITAL CORPORATION

                                           By: /s/ Alan B. Perper
                                               ---------------------------------
                                           Title: President
                                               ---------------------------------

                                             /s/ Michael W. McDermitt
                                             ----------------------------------
                                             MICHAEL W. McDERMITT, an individual



                                             /s/ Daniel M. Isard
                                             ----------------------------------
                                             DANIEL M. ISARD, an individual

                  LIMITED LIABILITY COMPANY OPERATING AGREEMENT
                  ---------------------------------------------
                                       OF
                                       --
                             ALLEGIANCE CAPITAL, LLC
                             -----------------------


                                   SCHEDULE I
                                   ==========


Member Information                                 Member's Percentage Interest
==================                                 =============================
Point West Capital Corporation                            65%
         c/o Dignity Partners, Inc.
        1700 Montgomery Street, Suite 250
         San Francisco, CA  94111
         Attn:  Alan Perper

         TIN: 94-3165263
         Telephone Number:  (415) 394-9467
         Facsimile Number:  (415) 394-9471

Michael W. McDermitt                                      15%
         c/o Allegiance Capital, LLC
         1700 Montgomery Street, Suite 250
         San Francisco, CA  94111

         SSN: ###-##-####
         Telephone Number:  (415) 394-5180
         Facsimile Number:  (415) 394-9471

Daniel M. Isard                                           20%
         c/o Foresight Analysts, Inc.
         5353 N. 16th Street, Suite 370
         Phoenix, AZ  85016

         SSN: ###-##-####
         Telephone Number:  (602) 274-6464
         Facsimile Number:  (602) 277-6722

         with a copy to:
         Renee Gerstman, Esq.
         Gerstman & Associates, PC
         5353 N.  16th Street, Suite  320
         Phoenix, AZ 85016
         Facsimile Number: 602-265-9415